UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2007

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

001-32342 (Commission File Number)	16-1701300 (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL	60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 7, 2007, Nalco Holding Company (the “Company”) issued a Financial Fact Book as a summary of previously produced financial and non-financial information concerning the Company through the first quarter of 2007. The only information in the Fact Book not previously made public are sales for 2006 by End Market, which is being furnished to the SEC as an exhibit to this form. The Fact Book is not meant to substitute for the full filings required by the Securities and Exchange Commission (SEC) and any investor or prospective investor should consult our Securities and Exchange Act Filings when making investment decisions. The Fact Book is available on the Investor Relations section of the Company’s Web site, www.nalco.com or by contacting Mike Bushman, Division Vice President of Communications and Investor Relations at mbushman@nalco.com.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits.

The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Sales for 2005-2006 by End Market for Nalco Holding Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY
/s/ Stephen N. Landsman
Secretary

Date: May 7, 2007